UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2010


[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ===============================================

       ANNUAL REPORT
       USAA CAPITAL GROWTH FUND
       JULY 31, 2010

 ===============================================

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

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FUND OBJECTIVE

CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Invests primarily in equity securities. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered Public Accounting Firm                   13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         25

    Financial Statements                                                      27

    Notes to Financial Statements                                             30

EXPENSE EXAMPLE                                                               45

ADVISORY AGREEMENTS                                                           47

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"OVER TIME, I BELIEVE HIGH-QUALITY STOCKS
WILL PERFORM WELL, BUT I THINK THEY WILL BE        [PHOTO OF DANIEL S. McNAMARA]
IN A LOW-GROWTH PERIOD OVER THE SHORT TERM."

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AUGUST 2010

The fiscal year was marked both by strong performance and significant volatility.

When the 12-month period began, the financial markets were in the middle of a powerful rally. Investors were optimistic about the outlook for the U.S. economy, which grew in the third quarter of 2009 -- the first time in more than a year. The U.S. gross domestic product posted solid gains during the fourth quarter, leading many observers to believe that the worst of the recession was over.

But in early 2010, concerns over the recovery's sustainability began to surface. As economic activity softened, it grew increasingly likely that the previous strength had been the result of U.S. government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, rather than self-sustaining private sector demand. In May, just a month after the federal tax subsidy ended, sales of new single-family homes dropped 33% to the lowest seasonally adjusted rate since records began in 1963. At the same time, unemployment remained stubbornly high as renewed job growth failed to materialize.

Then the European debt crisis and its potential impact on European banks further undermined investor confidence and triggered a broad flight to safety. Sentiment was also eroded by a host of other worries -- pending regulatory changes related to the health care, financial and energy industries, the unexplained May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. As a result, stocks gave up a portion of their earlier gains while bond prices rose and yields declined (as bond prices rise, yields fall).

By July, some of this uncertainty had been resolved. Stress tests conducted on European banks suggested they were in better shape than many had feared. Congress passed financial regulatory legislation,

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2  | USAA CAPITAL GROWTH FUND

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and BP made progress in capping its Gulf oil well. Corporate earnings, driven by surprisingly strong revenue growth, continued to be better than expected.
Perhaps as a result, the fiscal year ended with the markets once again in rally mode.

While bonds provided positive results during the period, yields are now close to their post World War II lows. I expect them to remain at low levels for some time. Meanwhile, stocks were relatively cheap in my opinion compared to bonds. Corporate America has done what it said it would -- it is repairing or has already repaired its balance sheets. Over time, I believe high-quality stocks will perform well but I think they will be in a low growth period over the short term.

Accordingly, investors should be mindful of their time horizon. For those with five years or more to invest, stocks look attractive as long as you can accept the ups and downs which typically occur. A short- or intermediate-term bond fund may make the most sense if you need your money sooner or are unwilling to accept the volatility that comes with stocks. However, this is based upon what is most suitable for your needs. Whatever you choose to do, I advise you to make decisions within the context of your investment plan. For help refining your strategy, please give one of our USAA service representatives a call. They stand ready to assist you free of charge.

From all of us at USAA Investment Management Company, thank you for the opportunity to help you with your investment needs. We believe that we have some of the industry's top investment talent managing your assets. Rest assured that these experienced professionals will continue working hard on your behalf. Thank you for your continued confidence in us.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGER'S COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF MICHAEL P. McELROY]                          [PHOTO OF ADAM J. PETRYK]

  MICHAEL P. McELROY, CFA                                ADAM J. PETRYK, CFA
  Batterymarch Financial                                 Batterymarch Financial
  Management, Inc.                                       Management, Inc.

--------------------------------------------------------------------------------

o  HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM?

   For its most recent fiscal year ended July 31, 2010, the Fund had a total return of 9.12%. This compares to returns of 10.81% for the Lipper Global Funds Index and 9.83% for the MSCI World Index (the Index).

o HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR GLOBAL STOCKS OVER THE PAST 12 MONTHS?

   The equity markets provided solid returns, as we saw times of sustained rallies as well as periods when equity prices retreated. Over the first half of the Fund's semiannual period, investors responded positively to improved economic data suggesting that the recovery had finally taken hold coming out of the financial crisis. Stimulus measures enacted by a number of countries seemed to be having a positive effect, and investors snapped up riskier assets including stocks with depressed price levels. However, beginning in March, signs emerged that the gradual withdrawal of government stimulus

   Refer to page 9 for benchmark definitions.

   Past performance is no guarantee of future results.

   Foreign investing is subject to additional risk, such as currency fluctuations, market illiquidity, and political instability.

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4  | USAA CAPITAL GROWTH FUND

================================================================================

   would expose weakness in the recovery, and weak economic data seemed to bear that out. Investors' concerns about the economy during the second quarter of 2010 were exacerbated by the European fiscal crisis originating in Greece, and by the ongoing oil spill disaster in the Gulf of Mexico. However, austerity pledges by several European countries eased the crisis there, and stocks rallied near the close of the period as earnings reports/forecasts for a range of industries were surprisingly strong.

o  PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD.

   Batterymarch employs a disciplined framework to compare global stocks across multiple perspectives based on proven fundamentals. These include measures of growth and value as well as other dimensions such as cash flow, earnings growth, and analyst expectations.

   Because we maintain broad industry sector neutrality as a risk control measure, stock selection is the primary driver of our performance relative to the Index. During the 12-month period, stock selection in the health care, consumer discretionary, and energy sectors added to performance, while selection within information technology, industrials, and non-bank financials detracted from results. In health care, the Fund's holdings in Valeant Pharmaceuticals International helped returns, as did positions in Acergy S.A., Exxon Mobil Corp., and Alpha Natural Resources, Inc. within the energy sector. The fund's underweight to Apple, Inc. and its positions in two bank stocks headquartered in Spain -- Banco Bilbao Vizcaya Argentaria, S.A. and Banco Santander, S.A. -- subtracted from results.

   Acergy S.A., Alpha Natural Resources, Inc., Apple, Inc., Banco Bibao Vizcaya Argentaria, S.A. and Banco Santander, S.A. were sold out of the Fund prior to July 31, 2010.

   You will find a complete list of securities that the Fund owns on pages
   14-23.

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                                           MANAGER'S COMMENTARY ON THE FUND |  5

================================================================================

o  HOW IS THE FUND POSITIONED REGIONALLY GOING INTO ITS NEW FISCAL YEAR?

   The Fund's regional weightings are largely a byproduct of individual stock ranking. And for us, in this increasingly global economy, where a company happens to be domiciled is becoming less relevant. We believe that the location where a firm earns its revenues is the most important fact in many cases.

   As of July 31, 2010, the Fund held a 12.7% weighting in emerging markets, which are virtually unrepresented in the MSCI World Index. The Fund was also slightly overweighted in the United Kingdom. The Fund's largest underweights were to the United States, the combined "region" of Australia, New Zealand, and Canada, and in Continental Europe.

o  WHAT IS YOUR OUTLOOK FOR GLOBAL STOCKS?

   While there are some signs that the global recession is abating, the economic news is not uniformly positive. Investors continue to have strong disagreements over the future direction of equity markets, and this uncertainty is likely to persist as economies struggle to regain their footing. Sovereign debt contagion and changes in financial regulation continue to cause concern. With the prospect of slower growth, we believe that investors will reward fundamentally sound companies that are better equipped to succeed in low growth environments.

   Our stock selection model has recently shown lower correlations among assets, and is demonstrating consistent performance spreads. These are indications that the market is slowly returning to normalcy. This too should indicate that exposures to stocks with sound fundamentals will be rewarded.

   On behalf of our colleagues at USAA, we thank you for your investment in the Fund.

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6  | USAA CAPITAL GROWTH FUND

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INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND (Symbol: USCGX)



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                                               7/31/10              7/31/09
--------------------------------------------------------------------------------

Net Assets                                 $646.4 Million        $590.3 Million
Net Asset Value Per Share                      $5.90                 $5.47


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                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/10
--------------------------------------------------------------------------------

     1 YEAR                     5 YEAR                SINCE INCEPTION 10/27/00
      9.12%                     -0.46%                      -2.73%


--------------------------------------------------------------------------------
                       TOTAL ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------

                                    1.63%


--------------------------------------------------------------------------------
            TOTAL ANNUAL OPERATING EXPENSES AFTER REIMBURSEMENT*
--------------------------------------------------------------------------------

                                    1.30%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.30% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2010.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      LIPPER GLOBAL                                  USAA CAPITAL
                       FUNDS INDEX          MSCI WORLD INDEX         GROWTH FUND
10/31/2000             $10,000.00             $10,000.00             $10,000.00
11/30/2000               9,417.18               9,391.60               7,850.00
12/31/2000               9,693.42               9,542.29               8,360.00
 1/31/2001               9,853.94               9,726.04               8,470.00
 2/28/2001               9,131.87               8,903.00               6,710.00
 3/31/2001               8,497.56               8,316.72               5,860.00
 4/30/2001               9,079.95               8,929.79               6,600.00
 5/31/2001               9,024.63               8,813.42               6,680.00
 6/30/2001               8,770.96               8,536.05               6,740.00
 7/31/2001               8,553.50               8,421.95               6,300.00
 8/31/2001               8,213.79               8,016.46               5,860.00
 9/30/2001               7,446.48               7,309.02               4,860.00
10/31/2001               7,631.93               7,448.58               5,120.00
11/30/2001               8,048.17               7,888.11               5,570.00
12/31/2001               8,165.26               7,936.90               5,750.00
 1/31/2002               7,917.84               7,695.64               5,480.00
 2/28/2002               7,871.08               7,627.95               5,210.00
 3/31/2002               8,243.96               7,979.24               5,480.00
 4/30/2002               8,044.01               7,693.27               5,400.00
 5/31/2002               8,062.23               7,706.10               5,140.00
 6/30/2002               7,594.02               7,237.21               4,740.00
 7/31/2002               6,922.45               6,626.55               4,260.00
 8/31/2002               6,954.30               6,637.86               4,350.00
 9/30/2002               6,263.04               5,907.03               4,090.00
10/31/2002               6,620.84               6,342.29               4,250.00
11/30/2002               6,944.92               6,683.27               4,420.00
12/31/2002               6,642.22               6,358.56               4,160.00
 1/31/2003               6,429.28               6,164.79               4,100.00
 2/28/2003               6,271.07               6,056.90               4,050.00
 3/31/2003               6,201.77               6,036.90               4,180.00
 4/30/2003               6,734.18               6,571.88               4,530.00
 5/31/2003               7,148.92               6,946.05               4,970.00
 6/30/2003               7,286.19               7,065.39               5,050.00
 7/31/2003               7,440.20               7,208.04               5,420.00
 8/31/2003               7,637.16               7,362.88               5,730.00
 9/30/2003               7,678.90               7,407.19               5,660.00
10/31/2003               8,115.64               7,846.01               6,230.00
11/30/2003               8,266.29               7,964.60               6,500.00
12/31/2003               8,764.96               8,463.66               6,460.00
 1/31/2004               8,948.86               8,599.47               6,700.00
 2/29/2004               9,139.95               8,743.47               6,700.00
 3/31/2004               9,100.90               8,685.45               6,710.00
 4/30/2004               8,865.63               8,507.56               6,460.00
 5/31/2004               8,895.64               8,578.55               6,540.00
 6/30/2004               9,045.34               8,761.32               6,770.00
 7/31/2004               8,707.33               8,475.26               6,270.00
 8/31/2004               8,712.34               8,512.51               6,120.00
 9/30/2004               8,945.22               8,673.55               6,550.00
10/31/2004               9,158.99               8,885.79               6,640.00
11/30/2004               9,669.76               9,352.57               7,230.00
12/31/2004              10,024.92               9,709.59               7,510.00
 1/31/2005               9,834.34               9,490.98               7,310.00
 2/28/2005              10,148.12               9,791.64               7,550.00
 3/31/2005               9,936.88               9,602.39               7,230.00
 4/30/2005               9,714.30               9,392.36               6,780.00
 5/31/2005               9,879.30               9,559.24               7,190.00
 6/30/2005               9,984.89               9,641.95               7,490.00
 7/31/2005              10,379.47               9,978.76               7,810.00
 8/31/2005              10,507.50              10,053.95               7,660.00
 9/30/2005              10,787.58              10,315.09               7,780.00
10/31/2005              10,543.95              10,064.83               7,490.00
11/30/2005              10,878.56              10,400.19               7,790.00
12/31/2005              11,216.84              10,630.60               8,148.56
 1/31/2006              11,793.32              11,105.29               8,618.28
 2/28/2006              11,710.84              11,088.76               8,608.07
 3/31/2006              12,010.57              11,332.59               8,853.14
 4/30/2006              12,338.99              11,676.66               9,179.90
 5/31/2006              11,882.45              11,277.79               8,659.13
 6/30/2006              11,856.54              11,274.49               8,679.55
 7/31/2006              11,858.49              11,344.85               8,740.82
 8/31/2006              12,170.15              11,639.33               8,985.89
 9/30/2006              12,336.80              11,778.11               9,016.52
10/31/2006              12,731.38              12,210.40               9,373.91
11/30/2006              13,095.44              12,509.41               9,690.46
12/31/2006              13,381.29              12,763.74               9,975.92
 1/31/2007              13,587.60              12,914.42              10,127.07
 2/28/2007              13,450.59              12,847.22              10,068.94
 3/31/2007              13,721.22              13,082.39              10,347.99
 4/30/2007              14,245.93              13,659.35              10,673.54
 5/31/2007              14,685.90              14,042.08              11,092.11
 6/30/2007              14,664.54              13,933.76              10,999.09
 7/31/2007              14,367.87              13,625.18              10,859.57
 8/31/2007              14,343.69              13,614.85              10,836.32
 9/30/2007              14,928.50              14,262.30              11,603.70
10/31/2007              15,437.32              14,699.75              12,150.16
11/30/2007              14,757.91              14,098.89              11,394.41
12/31/2007              14,622.47              13,916.99              11,245.05
 1/31/2008              13,591.22              12,853.47              10,292.30
 2/29/2008              13,469.94              12,779.07              10,304.83
 3/31/2008              13,385.75              12,656.58              10,104.25
 4/30/2008              13,971.78              13,321.79              10,655.85
 5/31/2008              14,164.96              13,524.92              10,956.72
 6/30/2008              12,993.54              12,446.21              10,217.08
 7/31/2008              12,690.66              12,142.10               9,903.67
 8/31/2008              12,551.13              11,971.54               9,515.05
 9/30/2008              11,224.17              10,547.67               8,424.39
10/31/2008               9,207.32               8,547.82               6,769.60
11/30/2008               8,590.18               7,994.53               6,218.00
12/31/2008               8,952.57               8,251.03               6,355.48
 1/31/2009               8,282.04               7,528.19               5,818.40
 2/28/2009               7,576.63               6,757.61               5,268.53
 3/31/2009               8,079.46               7,267.19               5,601.01
 4/30/2009               8,840.95               8,082.42               5,984.64
 5/31/2009               9,639.64               8,814.74               6,457.78
 6/30/2009               9,620.59               8,774.97               6,406.63
 7/31/2009              10,423.94               9,518.18               6,994.87
 8/31/2009              10,838.32               9,910.86               7,199.47
 9/30/2009              11,233.98              10,305.89               7,480.80
10/31/2009              11,002.72              10,122.53               7,327.35
11/30/2009              11,430.84              10,536.17               7,647.04
12/31/2009              11,733.43              10,725.37               7,827.19
 1/31/2010              11,288.13              10,282.08               7,452.00
 2/28/2010              11,445.43              10,427.02               7,581.38
 3/31/2010              12,113.72              11,072.77               8,150.63
 4/30/2010              12,160.50              11,074.33               8,085.94
 5/31/2010              11,033.15              10,017.78               7,309.69
 6/30/2010              10,703.40               9,670.21               7,012.13
 7/31/2010              11,551.16              10,454.20               7,633.12

                                   [END CHART]

                         *Data from 10/31/00 to 7/31/10.

*The performance of the Lipper Global Funds Index, the MSCI World Index, and the Lipper Small-Cap Growth Funds Index is calculated from the end of the month, October 31, 2000, while the Fund's inception date is October 27, 2000. There may be a slight variation of the performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund to the following benchmarks:

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

o The unmanaged Morgan Stanley Capital International (MSCI) World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Small-Cap Growth Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Growth Funds category.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

                                                         INVESTMENT OVERVIEW | 9

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2010
                                (% of Net Assets)

Microsoft Corp. ...............................................  2.2%
Bridgestone Corp. .............................................  1.7%
Google, Inc. "A" ..............................................  1.6%
Intel Corp. ...................................................  1.5%
Banco Itau Holding Financeira S.A. ............................  1.2%
Terna-Rete Elettrica Nationale S.p.A. .........................  1.1%
Chevron Corp. .................................................  1.1%
BP plc ........................................................  1.1%
Kansai Electric Power Co., Inc. ...............................  1.1%
Philip Morris International, Inc. .............................  1.1%

                     o ASSET ALLOCATION* -- 7/31/2010 o

                       [PIE CHART OF ASSET ALLOCATION]

UNITED STATES                                                 40.0%
OTHER**                                                       18.5%
UNITED KINGDOM                                                 9.6%
JAPAN                                                          9.5%
CANADA                                                         5.8%
GERMANY                                                        5.4%
FRANCE                                                         3.4%
NETHERLANDS                                                    3.3%
CHINA                                                          3.1%

                                 [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

** Includes countries with less than 3% of portfolio.

   Foreign investing is subject to additional risk, such as currency fluctuations, market illiquidity, and political instability.

   You will find a complete list of securities that the Fund owns on pages
   14-23.


================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

                o SECTOR ASSET ALLOCATION* -- 7/31/2010 o

                 [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                    22.2%
INFORMATION TECHNOLOGY                                        11.7%
ENERGY                                                        11.0%
CONSUMER DISCRETIONARY                                         9.6%
INDUSTRIALS                                                    9.4%
HEALTH CARE                                                    8.7%
CONSUMER STAPLES                                               8.2%
MATERIALS                                                      7.1%
UTILITIES                                                      5.8%
TELECOMMUNICATION SERVICES                                     4.9%

                                   [END CHART]

*Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.


================================================================================

                                                        INVESTMENT OVERVIEW | 11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

43.82% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $9,000 as qualifying interest income.

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Capital Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Capital Growth Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 17, 2010

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (98.6%)

             COMMON STOCKS (96.1%)

             CONSUMER DISCRETIONARY (9.6%)
             -----------------------------
             ADVERTISING (0.3%)
  167,299    WPP plc(a)                                                 $  1,781
                                                                        --------
             APPAREL & ACCESSORIES & LUXURY GOODS (1.2%)
  277,474    Burberry Group plc(a)                                         3,669
   31,534    LVMH Moet Hennessy - Louis Vuitton S.A.(a)                    3,848
                                                                        --------
                                                                           7,517
                                                                        --------
             APPAREL RETAIL (1.6%)
   75,000    Aeropostale, Inc.*                                            2,132
   89,000    Gap, Inc.                                                     1,612
   62,000    Ross Stores, Inc.                                             3,265
   83,500    TJX Companies, Inc.                                           3,467
                                                                        --------
                                                                          10,476
                                                                        --------
             AUTO PARTS & EQUIPMENT (0.4%)
   70,326    Valeo S.A.*(a)                                                2,504
                                                                        --------
             AUTOMOBILE MANUFACTURERS (1.4%)
   84,799    Bayerische Motoren Werke AG(a)                                4,564
   68,450    Kia Motors Corp.(a)                                           1,792
  356,600    Nissan Motor Co. Ltd.*(a)                                     2,726
                                                                        --------
                                                                           9,082
                                                                        --------
             AUTOMOTIVE RETAIL (0.2%)
   28,800    Advance Auto Parts, Inc.                                      1,542
                                                                        --------
             BROADCASTING (0.2%)
   68,800    Grupo Televisa S.A. de C.V. ADR                               1,307
                                                                        --------
             CABLE & SATELLITE (0.4%)
   96,550    Cablevision Systems Corp. "A"                                 2,647
                                                                        --------
             DEPARTMENT STORES (0.3%)
  100,200    Macy's, Inc.                                                  1,869
                                                                        --------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             GENERAL MERCHANDISE STORES (1.6%)
   62,100    Big Lots, Inc.*                                            $  2,130
   59,200    Dollar Tree, Inc.*                                            2,624
   54,600    Family Dollar Stores, Inc.                                    2,258
   65,300    Target Corp.                                                  3,351
                                                                        --------
                                                                          10,363
                                                                        --------
             LEISURE PRODUCTS (0.3%)
   91,700    Mattel, Inc.                                                  1,940
                                                                        --------
             TIRES & RUBBER (1.7%)
  607,000    Bridgestone Corp.(a)                                         10,805
                                                                        --------
             Total Consumer Discretionary                                 61,833
                                                                        --------
             CONSUMER STAPLES (8.2%)
             -----------------------
             BREWERS (1.3%)
   26,710    Carlsberg A/S(a)                                              2,367
   80,247    Heineken Holding N.V.(a)                                      3,148
   59,678    Heineken N.V.(a)                                              2,701
                                                                        --------
                                                                           8,216
                                                                        --------
             DRUG RETAIL (0.4%)
   80,800    Walgreen Co.                                                  2,307
                                                                        --------
             FOOD RETAIL (2.0%)
  108,700    Alimentation Couche-Tard, Inc.                                2,266
   41,281    Casino Guichard-Perrachon S.A.(a)                             3,589
   17,565    Delhaize Group(a)                                             1,296
  296,477    Koninklijke Ahold N.V.(a)                                     3,806
   45,700    Whole Foods Market, Inc.*(b)                                  1,735
                                                                        --------
                                                                          12,692
                                                                        --------
             PACKAGED FOODS & MEAT (2.0%)
   77,370    CSM N.V.(a)                                                   2,247
   53,900    Hershey Co.                                                   2,533
3,849,077    Marine Harvest ASA(a)                                         2,901
  132,235    Tate & Lyle plc(a)                                              934
  500,000    Tingyi (Cayman Islands) Holding Corp.(a)                      1,275
  101,400    Tyson Foods, Inc. "A"                                         1,776
   51,898    Unilever N.V.(a)                                              1,526
                                                                        --------
                                                                          13,192
                                                                        --------
             TOBACCO (2.5%)
  209,098    Imperial Tobacco Group plc(a)                                 5,920
   45,900    Lorillard, Inc.                                               3,499

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
  134,800    Philip Morris International, Inc.                          $  6,880
                                                                        --------
                                                                          16,299
                                                                        --------
             Total Consumer Staples                                       52,706
                                                                        --------
             ENERGY (11.0%)
             --------------
             COAL & CONSUMABLE FUELS (0.5%)
  556,000    China Shenhua Energy Co. Ltd. "H"(a)                          2,134
  696,000    Yanzhou Coal Mining Co. Ltd. "H"(a)                           1,497
                                                                        --------
                                                                           3,631
                                                                        --------
             INTEGRATED OIL & GAS (6.7%)
  125,482    BG Group plc(a)                                               2,016
1,097,908    BP plc(a)                                                     7,031
   92,800    Chevron Corp.                                                 7,072
   70,400    ConocoPhillips                                                3,888
  129,212    ENI S.p.A.(a)                                                 2,639
  108,300    Exxon Mobil Corp.                                             6,463
   66,200    Murphy Oil Corp.                                              3,624
   90,347    Repsol YPF S.A.(a)                                            2,132
  240,627    Royal Dutch Shell plc "A"                                     6,626
   94,160    Statoil ASA(a)                                                1,904
                                                                        --------
                                                                          43,395
                                                                        --------
             OIL & GAS EXPLORATION & PRODUCTION (1.0%)
   54,800    Nexen, Inc.                                                   1,138
  131,200    Pacific Rubiales Energy Corp.*                                3,147
  106,100    Penn West Energy Trust                                        2,058
                                                                        --------
                                                                           6,343
                                                                        --------
             OIL & GAS REFINING & MARKETING (2.3%)
  384,100    JX Holdings, Inc.*(a)                                         2,087
  127,744    Polski Koncern Naftowy ORLEN S.A.*(a)                         1,623
  101,600    Sunoco, Inc.                                                  3,624
  388,000    TonenGeneral Sekiyu K.K.(a)                                   3,486
  239,000    Valero Energy Corp.                                           4,061
                                                                        --------
                                                                          14,881
                                                                        --------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
  242,800    El Paso Corp.                                                 2,991
                                                                        --------
             Total Energy                                                 71,241
                                                                        --------

             FINANCIALS (19.7%)
             ------------------
             CONSUMER FINANCE (0.3%)
   51,000    Capital One Financial Corp.                                   2,159
                                                                        --------

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             DIVERSIFIED BANKS (8.0%)
4,820,000    Bank of China Ltd. "H"(a)                                  $  2,544
   52,800    Bank of Montreal(b)                                           3,229
   52,200    Bank of Nova Scotia                                           2,619
   88,500    Canadian Imperial Bank of Commerce                            6,078
  184,896    Commerzbank AG*(a)                                            1,672
  896,400    Grupo Financiero Banorte S.A.                                 3,480
   70,910    Hana Financial Group, Inc.(a)                                 2,102
   24,850    HDFC Bank Ltd. ADR                                            4,090
2,242,000    Industrial and Commercial Bank of China Ltd. "H"(a)           1,713
2,891,094    Lloyds TSB Group plc*(a)                                      3,113
   72,800    National Bank of Canada                                       4,177
2,180,000    PT Bank Mandiri Tbk(a)                                        1,466
2,531,980    Royal Bank of Scotland Group plc*(a)                          1,993
   86,571    Standard Chartered plc(a)                                     2,503
   83,100    Sumitomo Mitsui Financial Group, Inc.(a)                      2,563
   70,000    Toronto-Dominion Bank                                         4,982
  196,000    United Overseas Bank Ltd.(a)                                  2,854
                                                                        --------
                                                                          51,178
                                                                        --------
             DIVERSIFIED CAPITAL MARKETS (0.4%)
  319,282    Investec plc(a)                                               2,479
                                                                        --------
             INVESTMENT BANKING & BROKERAGE (0.2%)
   10,400    Goldman Sachs Group, Inc.                                     1,569
                                                                        --------
             LIFE & HEALTH INSURANCE (4.2%)
   57,500    AFLAC, Inc.                                                   2,828
1,410,000    China Life Insurance Co. Ltd. "H"(a)                          6,292
  904,024    Legal & General Group plc(a)                                  1,270
   49,500    Principal Financial Group, Inc.                               1,268
   91,700    Prudential Financial, Inc.                                    5,254
  751,330    Sanlam Ltd.(a)                                                2,573
   95,000    Sun Life Financial, Inc.                                      2,672
  154,000    T&D Holdings, Inc.(a)                                         3,353
   32,700    Torchmark Corp.                                               1,735
                                                                        --------
                                                                          27,245
                                                                        --------
             MULTI-LINE INSURANCE (0.9%)
  113,100    Assurant, Inc.                                                4,218
   12,105    Topdanmark A/S*(a)                                            1,495
                                                                        --------
                                                                           5,713
                                                                        --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
1,539,129    FirstRand Ltd.(a)                                             4,270
   82,800    JPMorgan Chase & Co.                                          3,335
                                                                        --------
                                                                           7,605
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             PROPERTY & CASUALTY INSURANCE (1.4%)
   41,300    ACE Ltd.                                                   $  2,192
   53,900    Chubb Corp.                                                   2,837
  215,300    Progressive Corp.                                             4,228
                                                                        --------
                                                                           9,257
                                                                        --------
             REAL ESTATE DEVELOPMENT (0.3%)
  818,000    China Overseas Land & Investment Ltd.(a)                      1,751
                                                                        --------
             REINSURANCE (2.8%)
   76,384    Hannover Rueckversicherungs(a)                                3,657
  135,932    Reinsurance Group of America, Inc. "A"                        6,522
  102,600    RenaissanceRe Holdings Ltd.                                   5,871
   47,000    Transatlantic Holdings, Inc.                                  2,247
                                                                        --------
                                                                          18,297
                                                                        --------
             Total Financials                                            127,253
                                                                        --------
             HEALTH CARE (8.7%)
             ------------------
             BIOTECHNOLOGY (0.5%)
   92,400    Gilead Sciences, Inc.*                                        3,079
                                                                        --------
             HEALTH CARE DISTRIBUTORS (0.9%)
   45,200    Alfresa Holdings Corp.(a)                                     2,079
  126,300    AmerisourceBergen Corp.                                       3,785
                                                                        --------
                                                                           5,864
                                                                        --------
             HEALTH CARE EQUIPMENT (1.1%)
  269,686    Smith & Nephew plc(a)                                         2,348
  130,100    St. Jude Medical, Inc.*                                       4,784
                                                                        --------
                                                                           7,132
                                                                        --------
             HEALTH CARE SERVICES (0.2%)
   26,200    Medco Health Solutions, Inc.*                                 1,258
                                                                        --------
             MANAGED HEALTH CARE (1.8%)
   89,300    Aetna, Inc.                                                   2,487
   57,000    CIGNA Corp.                                                   1,753
   43,500    Humana, Inc.*                                                 2,045
  126,100    UnitedHealth Group, Inc.                                      3,840
   31,600    WellPoint, Inc.*                                              1,603
                                                                        --------
                                                                          11,728
                                                                        --------
             PHARMACEUTICALS (4.2%)
   93,002    AstraZeneca plc(a)                                            4,697
  188,100    Endo Pharmaceuticals Holdings, Inc.*                          4,516
   56,215    Merck KGaA(a)                                                 5,006
   84,200    Mylan, Inc.*                                                  1,465
   70,958    Novartis AG(a)                                                3,451

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
  114,241    STADA Arzneimittel AG(a)                                   $  3,714
   76,350    Valeant Pharmaceuticals International*                        4,300
                                                                        --------
                                                                          27,149
                                                                        --------
             Total Health Care                                            56,210
                                                                        --------
             INDUSTRIALS (9.4%)
             ------------------
             AEROSPACE & DEFENSE (0.9%)
   62,600    Northrop Grumman Corp.                                        3,671
   43,300    Raytheon Co.                                                  2,004
                                                                        --------
                                                                           5,675
                                                                        --------
             BUILDING PRODUCTS (0.5%)
   94,800    Owens Corning, Inc.*(b)                                       2,984
                                                                        --------
             COMMERCIAL PRINTING (0.3%)
  118,600    R.R. Donnelley & Sons Co.                                     2,001
                                                                        --------
             CONSTRUCTION & ENGINEERING (0.8%)
   16,712    Hochtief AG(a)                                                1,084
   64,482    Imtech N.V.(a)                                                1,799
   91,988    YIT Oyj(a)                                                    2,017
                                                                        --------
                                                                           4,900
                                                                        --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
   77,700    Tata Motors Ltd. ADR*(b)                                      1,469
                                                                        --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
   44,525    Nexans S.A.(a)                                                3,012
  197,800    Sumitomo Electric Industries Ltd.(a)                          2,295
                                                                        --------
                                                                           5,307
                                                                        --------
             INDUSTRIAL CONGLOMERATES (1.6%)
   53,211    Cookson Group plc*(a)                                           372
  149,500    General Electric Co.                                          2,410
   31,462    Rheinmetall AG(a)                                             1,885
   32,382    Siemens AG(a)                                                 3,159
   45,907    Wendel(a)                                                     2,596
                                                                        --------
                                                                          10,422
                                                                        --------
             INDUSTRIAL MACHINERY (2.3%)
  196,733    Atlas Copco AB(a)                                             3,219
  264,414    IMI plc(a)                                                    2,965
  117,700    JTEKT Corp.(a)                                                1,137
   39,844    Metso Corp.(a)                                                1,571
   29,763    Sulzer AG(a)                                                  3,092
   17,900    Timken Co.                                                      602
  134,510    Weir Group plc(a)                                             2,476
                                                                        --------
                                                                          15,062
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS (1.8%)
  348,000    Marubeni Corp.(a)                                          $  1,860
  178,100    Mitsubishi Corp.(a)                                           3,866
  242,300    Mitsui & Co. Ltd.(a)                                          3,119
  182,000    Toyota Tsusho Corp.(a)                                        2,778
                                                                        --------
                                                                          11,623
                                                                        --------
             TRUCKING (0.2%)
   28,608    Ryder System, Inc.                                            1,249
                                                                        --------
             Total Industrials                                            60,692
                                                                        --------
             INFORMATION TECHNOLOGY (11.7%)
             ------------------------------
             COMMUNICATIONS EQUIPMENT (0.9%)
  106,600    Research In Motion Ltd.*                                      6,133
                                                                        --------
             COMPUTER HARDWARE (1.3%)
  420,600    Dell, Inc.*                                                   5,569
   58,300    Hewlett-Packard Co.                                           2,684
                                                                        --------
                                                                           8,253
                                                                        --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
   22,800    Alliance Data Systems Corp.*                                  1,311
   57,600    Computer Sciences Corp.                                       2,611
                                                                        --------
                                                                           3,922
                                                                        --------
             ELECTRONIC COMPONENTS (0.4%)
   54,400    Murata Manufacturing Co., Ltd.(a)                             2,677
                                                                        --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
  827,000    Hitachi Ltd.*(a)                                              3,473
                                                                        --------
             INTERNET SOFTWARE & SERVICES (1.6%)
   20,700    Google, Inc. "A"*                                            10,036
                                                                        --------
             IT CONSULTING & OTHER SERVICES (0.3%)
   16,300    International Business Machines Corp.                         2,093
                                                                        --------
             SEMICONDUCTOR EQUIPMENT (0.2%)
  110,000    Applied Materials, Inc.                                       1,298
                                                                        --------
             SEMICONDUCTORS (3.2%)
  534,287    Infineon Technologies AG*(a)                                  3,605
  474,800    Intel Corp.                                                   9,781
  333,125    Micron Technology, Inc.*                                      2,425
   50,800    Texas Instruments, Inc.                                       1,254
1,113,700    United Microelectronics Corp. ADR(b)                          3,375
                                                                        --------
                                                                          20,440
                                                                        --------

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             SYSTEMS SOFTWARE (2.2%)
  548,591    Microsoft Corp.                                            $ 14,159
                                                                        --------
             TECHNOLOGY DISTRIBUTORS (0.5%)
  138,500    Arrow Electronics, Inc.*                                      3,433
                                                                        --------
             Total Information Technology                                 75,917
                                                                        --------
             MATERIALS (7.1%)
             ----------------
             COMMODITY CHEMICALS (0.4%)
    9,599    LG Chem Ltd.(a)                                               2,676
                                                                        --------
             DIVERSIFIED CHEMICALS (2.3%)
   90,071    BASF SE(a)                                                    5,265
  100,800    E.I. du Pont de Nemours & Co.(b)                              4,099
   54,600    Eastman Chemical Co.                                          3,420
  969,000    Showa Denko K.K.(a)                                           1,925
                                                                        --------
                                                                          14,709
                                                                        --------
             DIVERSIFIED METALS & MINING (1.7%)
1,703,200    Grupo Mexico S.A.B. de C.V. "B"                               4,512
  123,689    Rio Tinto plc(a)                                              6,419
                                                                        --------
                                                                          10,931
                                                                        --------
             GOLD (1.0%)
   69,200    Barrick Gold Corp.                                            2,845
   65,600    Newmont Mining Corp.                                          3,667
                                                                        --------
                                                                           6,512
                                                                        --------
             PAPER PACKAGING (0.2%)
   54,100    Packaging Corp. of America                                    1,298
                                                                        --------
             PAPER PRODUCTS (0.9%)
   83,700    International Paper Co.                                       2,026
1,510,000    Nine Dragons Paper Holdings Ltd.(a)                           2,199
  264,000    Oji Paper Co. Ltd.(a)                                         1,274
                                                                        --------
                                                                           5,499
                                                                        --------
             SPECIALTY CHEMICALS (0.6%)
  107,927    Clariant AG*(a)                                               1,430
   29,300    Lubrizol Corp.                                                2,739
                                                                        --------
                                                                           4,169
                                                                        --------
             Total Materials                                              45,794
                                                                        --------
             TELECOMMUNICATION SERVICES (4.9%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.2%)
  236,050    AT&T, Inc.                                                    6,123
  653,929    BT Group plc(a)                                               1,462

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   60,650    KT Corp.(a)                                                $  2,191
   46,100    Nippon Telegraph & Telephone Corp.(a)                         1,919
  218,636    Portugal Telecom SGPS S.A.(a)                                 2,407
                                                                        --------
                                                                          14,102
                                                                        --------

             WIRELESS TELECOMMUNICATION SERVICES (2.7%)
   83,000    America Movil S.A.B. de C.V. ADR "L"                          4,118
  141,500    MetroPCS Communications, Inc.*                                1,267
  139,250    Mobile TeleSystems ADR                                        3,091
  105,714    Sistema JSFC GDR(a)                                           2,587
2,924,468    Vodafone Group plc(a)                                         6,848
                                                                        --------
                                                                          17,911
                                                                        --------
             Total Telecommunication Services                             32,013
                                                                        --------
             UTILITIES (5.8%)
             ----------------
             ELECTRIC UTILITIES (3.2%)
  807,727    EDP-Energias de Portugal(a)                                   2,656
  286,200    Kansai Electric Power Co., Inc.(a)                            6,931
  102,900    Pinnacle West Capital Corp.                                   3,920
1,755,311    Terna-Rete Elettrica Nationale S.p.A.(a)                      7,297
                                                                        --------
                                                                          20,804
                                                                        --------
             GAS UTILITIES (0.9%)
  792,935    Snam Rete Gas S.p.A.(a)                                       3,721
  499,000    Tokyo Gas Co. Ltd.(a)                                         2,268
                                                                        --------
                                                                           5,989
                                                                        --------
             MULTI-UTILITIES (1.4%)
   79,400    DTE Energy Co.                                                3,665
  169,867    Gaz de France S.A.(a)                                         5,628
                                                                        --------
                                                                           9,293
                                                                        --------
             WATER UTILITIES (0.3%)
   81,397    Severn Trent plc(a)                                           1,675
                                                                        --------
             Total Utilities                                              37,761
                                                                        --------
             Total Common Stocks (cost: $602,944)                        621,420
                                                                        --------
             PREFERRED SECURITIES (2.5%)
             FINANCIALS (2.5%)
             -----------------
             DIVERSIFIED BANKS (2.5%)
  344,630    Banco Bradesco S.A.                                           6,319
  343,300    Banco Itau Holding Financeira S.A.                            7,727
  248,188    Itausa - Investimentos Itau S.A.                              1,846
                                                                        --------
             Total Preferred Securities (cost: $13,720)                   15,892
                                                                        --------
             Total Equity Securities (cost: $616,664)                    637,312
                                                                        --------

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (1.4%)
             MONEY MARKET FUNDS (0.9%)
   10,931    Blackrock Liquidity Institutional TempFund, 0.23%(c)       $     11
5,758,127    Fidelity Institutional Money Market Portfolio, 0.29%(c)       5,758
                                                                        --------
             Total Money Market Funds                                      5,769
                                                                        --------


--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (0.5%)
   $1,400    Credit Suisse First Boston LLC, 0.21%, acquired
              on 7/30/2010 and due 8/02/2010 at $1,400
              (collateralized by $1,430 of Freddie Mac(d),
              0.17%(e), due 10/25/2010; market value $1,429)               1,400
    2,100    Deutsche Bank Securities, Inc., 0.19%, acquired
              on 7/30/2010 and due 8/02/2010 at $2,100
              (collateralized by $2,040 of Fannie Mae(d), 3.63%,
               due 8/15/2011; market value $2,143)                         2,100
                                                                        --------
             Total Repurchase Agreements                                   3,500
                                                                        --------
             Total Short-Term Investments Purchased With
              Cash Collateral From Securities Loaned
              (cost: $9,269)                                               9,269
                                                                        --------
             TOTAL INVESTMENTS (cost: $625,933)                         $646,581
                                                                        ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------
($ IN 000S)                                        VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $342,944                $278,476         $-      $621,420
  Preferred Securities                       15,892                       -          -        15,892

Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                          5,769                       -          -         5,769
  Repurchase Agreements                           -                   3,500          -         3,500
----------------------------------------------------------------------------------------------------
Total                                      $364,605                $281,976         $-      $646,581
----------------------------------------------------------------------------------------------------

For the period of February 1, 2010* through July 31, 2010, preferred securities with a value of $6,580,000 and common stocks with a value of $6,738,000 were transferred from Level 2 to Level 1 due to the availability of quoted prices in active markets. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

* The accounting standard requiring disclosure of significant transfers between all levels was effective for financial statements for fiscal years and interim periods beginning after December 15, 2009.

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 58.6% of net assets at July 31, 2010.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Security was fair valued at July 31, 2010, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

   (b) The security or a portion thereof was out on loan as of July 31, 2010.

   (c) Rate represents the money market fund annualized seven-day yield at July 31, 2010.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

   (d) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2010
--------------------------------------------------------------------------------


ASSETS
  Investments in securities, at market value (including securities
     on loan of $8,575) (cost of $625,933)                                    $ 646,581
  Cash denominated in foreign currencies (identified cost of $2,253)              2,260
  Receivables:
     Capital shares sold                                                          1,038
     USAA Investment Management Company (Note 6D)                                   194
     USAA Transfer Agency Company (Note 6E)                                           9
     Dividends and interest                                                       1,068
     Securities sold                                                             29,003
     Other                                                                           14
  Unrealized appreciation on foreign currency contracts held, at value               28
                                                                              ---------
        Total assets                                                            680,195
                                                                              ---------
LIABILITIES
  Payables:
     Upon return of securities loaned                                             9,269
     Securities purchased                                                        23,418
     Capital shares redeemed                                                        504
  Bank overdraft                                                                     43
  Accrued management fees                                                           372
  Accrued transfer agent's fees                                                      35
  Other accrued expenses and payables                                               132
                                                                              ---------
        Total liabilities                                                        33,773
                                                                              ---------
           Net assets applicable to capital shares outstanding                $ 646,422
                                                                              =========
NET ASSETS CONSIST OF:
  Paid-in capital                                                             $ 929,213
  Accumulated undistributed net investment income                                 3,865
  Accumulated net realized loss on investments                                 (307,335)
  Net unrealized appreciation of investments                                     20,648
  Net unrealized appreciation of foreign currency translations                       31
                                                                              ---------
           Net assets applicable to capital shares outstanding                $ 646,422
                                                                              =========
  Capital shares outstanding, unlimited number of shares
        authorized, no par value                                                109,584
                                                                              =========
  Net asset value, redemption price, and offering price per share             $    5.90
                                                                              =========


See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2010
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $996)              $ 14,462
  Interest                                                             20
  Securities lending (net)                                            307
                                                                 --------
        Total income                                               14,789
                                                                 --------
EXPENSES
  Management fees                                                   4,585
  Administration and servicing fees                                   966
  Transfer agent's fees                                             3,105
  Custody and accounting fees                                         237
  Postage                                                             157
  Shareholder reporting fees                                           60
  Trustees' fees                                                       10
  Registration fees                                                    38
  Professional fees                                                    91
  Other                                                                16
                                                                 --------
        Total expenses                                              9,265
  Expenses reimbursed                                                (894)
                                                                 --------
        Net expenses                                                8,371
                                                                 --------
NET INVESTMENT INCOME                                               6,418
                                                                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments                                                  103,898
     Foreign currency transactions                                   (668)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                  (56,345)
     Foreign currency translations                                     24
                                                                 --------
        Net realized and unrealized gain                           46,909
                                                                 --------
  Increase in net assets resulting from operations               $ 53,327
                                                                 ========

See accompanying notes to financial statements.

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                   2010           2009
---------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $  6,418      $  10,195
   Net realized gain (loss) on investments                      103,898       (334,878)
   Net realized loss on foreign currency transactions              (668)        (1,103)
   Change in net unrealized appreciation/depreciation of:
   Investments                                                  (56,345)        82,907
   Foreign currency translations                                     24             16
                                                               -----------------------
   Increase (decrease) in net assets resulting
         from operations                                         53,327       (242,863)
                                                               -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (7,724)       (10,218)
                                                               -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    174,873        182,638
   Reinvested dividends                                           7,659         10,133
   Cost of shares redeemed                                     (172,052)      (166,570)
                                                               -----------------------
      Increase in net assets from capital share transactions     10,480         26,201
                                                               -----------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 6E)                                               9              -
                                                               -----------------------
   Net increase (decrease) in net assets                         56,092       (226,880)

NET ASSETS
   Beginning of year                                            590,330        817,210
                                                               -----------------------
   End of year                                                 $646,422      $ 590,330
                                                               =======================
Accumulated undistributed net investment income:
      End of year                                              $  3,865      $   5,839
                                                               =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   29,361         34,433
   Shares issued for dividends reinvested                         1,256          2,098
   Shares redeemed                                              (28,900)       (32,159)
                                                               -----------------------
      Increase in shares outstanding                              1,717          4,372
                                                               =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Capital Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

       determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Forward currency contracts are valued based on daily forward exchange rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

   Securities classified as Level 2 include repurchase agreements, because they are valued at amortized cost which approximates fair value, and common stocks traded on foreign exchanges, because their fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to forward currency contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

   FORWARD CURRENCY CONTRACTS
   --------------------------
   The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2010
   (IN THOUSANDS)

DERIVATIVES                                                               CHANGE IN UNREALIZED
NOT ACCOUNTED        STATEMENT OF                                         APPRECIATION
FOR AS HEDGING       OPERATIONS               REALIZED GAIN (LOSS)        (DEPRECIATION)
INSTRUMENTS          LOCATION                 ON DERIVATIVES              ON DERIVATIVES
----------------------------------------------------------------------------------------------
Forward currency     Net realized                  $153                         $-
contracts            gain (loss) on foreign
                     currency transactions
----------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

   collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

   net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2010, these custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2010, the Fund paid CAPCO facility fees of $3,000, which represents 1.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $668,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2010, and 2009, was as follows:

                                               2010                 2009
                                           --------------------------------
Ordinary income*                           $7,724,000            $10,218,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

As of July 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $   4,324,000
Accumulated capital and other losses                               (307,201,000)
Unrealized appreciation of investments                               20,088,000
Unrealized appreciation on foreign currency translations                 31,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had a current post-October currency loss of $430,000 and capital loss carryovers of $306,771,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

        CAPITAL LOSS CARRYOVERS
-------------------------------------
  EXPIRES                   BALANCE
-----------              ------------
   2017                  $189,874,000

   2018                   116,897,000
                         ------------
                Total    $306,771,000
                         ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2010,

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2010, were $1,380,632,000 and $1,365,351,000, respectively.

As of July 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $626,493,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2010, for federal income tax purposes, were $44,463,000 and $24,375,000, respectively, resulting in net unrealized appreciation of $20,088,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2010, the Fund received securities-lending income of $307,000, which is net of the 20% income retained by Wachovia. As of July 31, 2010, the Fund loaned securities having a fair market value of approximately $8,575,000 and received cash collateral of $9,269,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-----------------------------------------------------------------------------
+/- 1.00% to 4.00%                 +/- 0.04%
+/- 4.01% to 7.00%                 +/- 0.05%
+/- 7.01% and greater              +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended July 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $4,585,000, which included a (0.04)% performance adjustment of $(245,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch directs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

   the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million. For the year ended July 31, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $1,302,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $966,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2010, the Fund reimbursed the Manager $25,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2010, to limit the annual expenses of the Fund to 1.30% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2010, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2010, the Fund incurred

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

   reimbursable expenses of $894,000, of which $194,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,105,000. Additionally, the Fund recorded a receivable and capital contribution from SAS of $9,000 at July 31, 2010, for adjustments related to corrections to certain shareholder transactions.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                      ------------------------------------------------------------------
                                          2010         2009           2008           2007           2006
                                      ------------------------------------------------------------------
Net asset value at
 beginning of period                  $   5.47     $   7.90       $   9.34       $   8.56       $   7.81
                                      ------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                     .05          .09            .08            .04            .05
 Net realized and
   unrealized gain (loss)                  .45        (2.42)          (.80)          1.91            .87
                                      ------------------------------------------------------------------
Total from investment
   operations                              .50        (2.33)          (.72)          1.95            .92
                                      ------------------------------------------------------------------
Less distributions from:
 Net investment income                    (.07)        (.10)          (.05)          (.05)             -
 Realized capital gains                      -            -           (.67)         (1.12)          (.17)
                                      ------------------------------------------------------------------
Total distributions                       (.07)        (.10)          (.72)         (1.17)          (.17)
                                      ------------------------------------------------------------------
Net asset value at
 end of period                        $   5.90     $   5.47       $   7.90       $   9.34       $   8.56
                                      ==================================================================
Total return (%)*                         9.12       (29.37)         (8.80)         24.24(a)       11.92
Net assets at
 end of period (000)                  $646,422     $590,330       $817,210       $540,817       $151,754
Ratios to average
 net assets:**
 Expenses (%)(b),c)                       1.30         1.26           1.20           1.16(a)        1.00
 Expenses, excluding
   reimbursements (%)(c)                  1.44         1.63           1.41           1.47(a)        1.68
 Net investment
   income (%)(c)                          1.00         1.83           1.26            .83            .56
Portfolio turnover (%)                     219          285            210            223            240

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2010, average net assets were $643,582,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Effective December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.30% of the Fund's average net assets. Prior to December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.20% of the Fund's average net assets from December 1, 2006, through November 30, 2008; and to 1.00% prior to December 1, 2006.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010, through July 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      FEBRUARY 1, 2010 -
                                     FEBRUARY 1, 2010      JULY 31, 2010        JULY 31, 2010
                                     -----------------------------------------------------------
Actual                                  $1,000.00            $1,024.30               $6.52

Hypothetical
 (5% return before expenses)             1,000.00             1,018.35                6.51

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.43% for the six-month period of February 1, 2010, through July 31, 2010.

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

ADVISORY AGREEMENTS

July 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  47

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment

================================================================================

                                                       ADVISORY AGREEMENTS |  49

================================================================================

as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same time periods. The Board took into account management's discussion of the Fund's performance, including the impact of current market conditions on the Subadviser's investment style. The Board also took into account the Fund's overall performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the

================================================================================

50  | USAA CAPITAL GROWTH FUND

================================================================================

Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the subadvisory fees. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices;

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices.

================================================================================

52  | USAA CAPITAL GROWTH FUND

================================================================================

The Board also considered the Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser, the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2009, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to

================================================================================

                                                       ADVISORY AGREEMENTS |  53

================================================================================

manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program;
(iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA CAPITAL GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA CAPITAL GROWTH FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

58  | USAA CAPITAL GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

60  | USAA CAPITAL GROWTH FUND

================================================================================

TRUSTEES                              Christopher W. Claus
                                      Barbara B. Dreeben
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                        USAA Investment Management Company
INVESTMENT ADVISER,                   P.O. Box 659453
UNDERWRITER, AND                      San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "Products & Services"
SELF-SERVICE 24/7                     click "Investments," then
AT USAA.COM                           "Mutual Funds"

OR CALL                               Under "My Accounts" go to
(800) 531-USAA                        "Investments." View account balances,
        (8722)                        or click "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

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   36844-0910                                (C)2010, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2010 and 2009 were $359,418 and $437,445, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2010 and 2009 were $104,896 and $108,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    09/30/2010
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/30/2010
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/30/2010
         ------------------------------